                                              Registration No. 333-
       -----------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             Registration Statement
                                      under
                           The Securities Act of 1933


                     PHILADELPHIA CONSOLIDATED HOLDING CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Pennsylvania                         23-2202671
        ----------------------        ----------------------------------
       (State of incorporation)      (I.R.S. Employer Identification No.)

           One Bala Plaza, Suite 100, Bala Cynwyd, Pennsylvania 19004
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                        Philadelphia Insurance Companies
                          Employee Stock Purchase Plan
                        --------------------------------
                            (Full title of the plan)

                              Mr. James J. Maguire,
                             Chief Executive Officer
                                       or
                           Craig P. Keller, Secretary
                     Philadelphia Consolidated Holding Corp.
                            One Bala Plaza, Suite 100
                         Bala Cynwyd, Pennsylvania 19004
                     (Name and address of agent for service)

                                 (610) 617-7900
           -----------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                   Copies to:
                           Michael M. Sherman, Esquire
                     Wolf, Block, Schorr and Solis-Cohen LLP
                          1650 Arch Street - 22nd Floor
                           Philadelphia, PA 19103-2097
                                 (215) 977-2236
                               FAX: (215) 977-2334

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------

                                              Proposed             Proposed
   Title of                                   Maximum               Maximum              Amount of
Securities to be     Amount to be          Offering Price          Aggregate            Registration
  Registered         Registered(1)          Per Share(2)         Offering Price             Fee
  ----------         -------------          ------------         --------------         ------------
Common Stock,        500,000                 $17.375             $8,687,500              $2,293.50
No par value

--------------------------------------------------------------------------------

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement also covers such additional shares as may hereafter be offered or issued to prevent dilution resulting from stock splits, stock dividends, recapitalizations or certain other capital adjustments.

(2) Pursuant to Rules 457(c) and 457(h)(1) under the Securities Act of 1933, as amended, represents the average of the high and low prices for the Common Stock as listed in the Nasdaq National Market of the Nasdaq Stock Market, Inc. on June 20, 2000.

--------------------------------------------------------------------------------

                           INCORPORATION BY REFERENCE

                  Pursuant to General Instruction E of Form S-8 under the Securities Act of 1933, as amended, the contents of the registrant's registration statement on Form S-8, filed with the SEC on September 5, 1995 (Commission File No. 33-81346) are incorporated herein by reference.

                        SIGNATURES AND POWER OF ATTORNEY

                  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bala Cynwyd, Pennsylvania, on this 20th day of June, 2000.

                                   PHILADELPHIA CONSOLIDATED HOLDING CORP.


                                   By:     /s/ James J. Maguire
                                           James J. Maguire
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James J. Maguire and Craig P. Keller, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement (including, without limitation, post-effective amendments to this registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on the date indicated.

         Signature                                      Title                                     Date
         ---------                                      -----                                     ----

/s/ James J. Maguire                        Chairman of the Board of Directors,               June 20, 2000
----------------------------------
James J. Maguire                            Chief Executive Officer and Director
                                            (Principal Executive Officer)

/s/ Craig P. Keller                         Senior Vice President, Secretary,                 June 20, 2000
----------------------------------
Craig P. Keller                             Treasurer and Chief Financial
                                            Officer (Principal Financial and
                                            Accounting Officer)

/s/ James J. Maguire, Jr.                   President, Chief Operating Officer                June 20, 2000
----------------------------------
James J. Maguire, Jr.                       and Director

/s/ Sean S. Sweeney                         Executive Vice President and                      June 20, 2000
----------------------------------
Sean S. Sweeney                             Director

/s/ William J. Henrich, Jr.                 Director                                          June 20, 2000
----------------------------------
William J. Henrich, Jr.

/s/ Roger R. Larson                         Director                                          June 20, 2000
----------------------------------
Roger R. Larson

/s/ Paul R. Hertel, Jr.                     Director                                          June 20, 2000
----------------------------------
Paul R. Hertel, Jr.

/s/ Thomas J. McHugh                        Director                                          June 20, 2000
----------------------------------

Thomas J. McHugh

/s/ Michael J. Morris                       Director                                          June 20, 2000
----------------------------------
Michael J. Morris

/s/ Dirk Stuurop                            Director                                          June 20, 2000
----------------------------------
Dirk Stuurop

/s/ J. Eustace Wolfington                   Director                                          June 20, 2000
----------------------------------
J. Eustace Wolfington

                        PHILADELPHIA INSURANCE COMPANIES
                          EMPLOYEE STOCK PURCHASE PLAN


                       REGISTRATION STATEMENT ON FORM S-8


                                  EXHIBIT INDEX

EXHIBIT NO.          DOCUMENT                                                                 METHOD OF FILING
-----------          --------                                                                 ----------------

4.1                  Philadelphia Insurance Companies Employee
                     Stock Purchase Plan.                                                             *

4.2                  Amendment to Philadelphia Insurance Companies
                     Employee Stock Purchase Plan dated July 21, 1998.                                *

4.3                  Amendment to Philadelphia Insurance Companies
                     Employee Stock Purchase Plan dated April 5, 2000.                                *

 5                   Opinion of Wolf, Block, Schorr and Solis-Cohen LLP.                              *

23.1                 Consent of PricewaterhouseCoopers L.L.P.,
                     independent accountants.                                                         *

23.2                 Consent of Wolf, Block, Schorr and Solis-Cohen LLP
                     (contained in Exhibit 5).                                                        *

24                   Power of Attorney (included on signature page in
                     Part II of the registration statement).                                          *


* Filed electronically herewith.